NEW ENGLAND LIFE INSURANCE COMPANY

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

Supplement Dated August 25, 2020

To The

Prospectus dated May 1, 2020

American Forerunner Series

This supplement describes a change to the American Forerunner Series variable annuity contracts (the “Contracts”) issued by New England Life Insurance Company (“we” or “us”). This supplement should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at: New England Life Insurance Company, P.O. Box 305075, Nashville, TN 37230-5075, call us at (888) 243-1932 or access the Securities and Exchange Commission’s website at http://sec.gov. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

Annuity Administrative Office Contact Information Change

Effective September 8, 2020, contact information for the office that administers your contract will change. Please use the new contact information listed below. We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on October 8, 2020. After this date, requests and elections, (including payments and loan repayments) sent to an address other than the ones provided below, may be returned or there may be a delay in processing requests or applying payments.

•	Address: Brighthouse Financial, P.O. Box 305075, Nashville, TN 37230-5075

•	Telephone: (888) 243-1932

•	Fax: Brighthouse Policy Holder Services, (877) 246-8424

•	Website: brighthousefinancial.com

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE